Exhibit 10.(i)(8) - 1

                    ISSUING AND PAYING AGENCY AGREEMENT
                                        Dated as of August 17, 1992
Sakura Trust Company
350 Park Avenue
New York, New York  10022

          Re:  Issuance of Commercial Paper for
                 THE SOUTHLAND CORPORATION (THE "COMPANY")

Gentlemen:

          You are hereby requested to act as issuing and paying agent on behalf of the Company in connection with the sale from time to time of unsecured short-term promissory notes known as commercial paper (the "Commercial Paper Notes") of the Company and to act as issuing and paying agent on behalf of ItoYokado Co., Ltd. (the "Guarantor") in connection with the issuance of one or more guarantees (the "guarantees") to be affixed to the Commercial Paper Notes. The Commercial Paper Notes may be issued in either book-entry or certificated form. As such issuing and paying agent, you shall be governed by the terms and conditions of this Issuing and Paying Agency Agreement (this "Agreement").

          The Company proposes to incur indebtedness by issuing Commercial Paper Notes to be offered in the commercial paper market. The Company has requested you to act as its agent for the issuance and delivery of the Commercial Paper Notes. The Guarantor has requested you to act as its agent for the issuance and delivery of the Guarantees. Promptly after each issuance by you of a Commercial Paper Note with a Guarantee affixed thereto, you shall notify the Company and the Guarantor of the Principal amount, the amount of discount from the principal amount, the issue date and the maturity date of the Commercial Paper Note to which it relates. Upon presentment of such Commercial Paper Note to you on or after the maturity date of the Commercial Paper Note, you shall make payment to the holder of such Commercial Paper Note of the principal amount thereof as provided herein.

          During the period that this Agreement is in effect, the Company will from time to time, deliver to you Commercial Paper Notes in certificated form ("Certificated Notes") or a master note registered in the name of Cede & Co. as nominee for The Depository Trust Company ("DTC"), or a successor or nominee thereof (the "Master Note") which will represent Commercial Paper Notes issued in book-entry from (the "Book-Entry Notes") (said Cerificated Notes, Master Note and Book-Entry Notes individually referred to as a "Note" and collectively referred to as the "Notes"). Each Note and each Guarantee will be executed by manual or facsimile signature of a duly authorized officer of the Company or the Guarantor, as the case may be. Each Certificated Note (together with the related Guarantee) will be in substantially the form attached hereto as Exhibit A and will be in bearer form, but with the principal amount , issue date and maturity date left blank. Each Note and Guarantee will bear the signature of an Authorized Company Signatory (as hereinafter defined) or an Authorized Guarantor Signatory ( as hereinafter defined), as the case may be. Any Note or Guarantee bearing the signature of any person authorized to execute the same on the date such signature is affixed thereto shall bind the Company or the Guarantor, as the case may be, after the completion and authentication thereof by you notwithstanding that any such person shall have died or shall have otherwise ceased to hold his office on the date such Note or Guarantee is countersigned or delivered by you. You agree to make available, upon request of any holder of a Book-Entry Note, a copy
1

of the Master Note ( and any attachments thereto) representing such Book-Entry Note.

           You will be furnished with an Incumbency Certificate on the date hereof with respect to each officer of the Company whose signature appears on the Notes, together with specimen signatures of such officers (each such officer being herein referred to as an "Authorized Company Signatory"). You will also be furnished with an Incumbency Certificate on the date hereof with respect to each office of the Guarantor whose signature appears on the
Guarantees, together with specimen signatures of such officers (each such officer being herein referred to as an "Authorized Guarantor Signatory"). Until you receive a subsequent Incumbency Certificate, you shall be entitled to rely on the last Incumbency Certificate delivered to you. The Notes will be numbered consecutively and may bear such other identification as the Company may deem appropriate.
           When any Notes together with the related Guarantees are delivered to you, you will acknowledge receipt by returning a receipt to the Company and the Guarantor. All Notes and Guarantees delivered to you shall be held by you for the account of the Company and the Guarantor, in safekeeping in accordance with your customary practice. You will immediately advise the Company and the Guarantor of the loss, disappearance or theft of any blank Notes and Guarantees held by you in safekeeping.
           By an appropriate certificate of designation, you shall advise the Company and the Guarantor, form time to time, of the names of your officers and employees and the officers and employees of your agents ("Designated Persons") who are authorized to receive instructions in respect of the Notes and the Guarantees and to receipt for, complete, authenticated and deliver the Notes and the Guarantees.
           You are hereby authorized to act with respect to the Certificated Notes upon written instructions received by you from any one of the Company's authorized representatives ("Authorized Company Officers") (whose names shall be specified by delivery to you of appropriate certificates of designation and incumbency certificates) or from any employee of the Company designated to give such instructions by writing executed by one of the Authorized Company Officers ("Designated Company Individuals"). Provided that you have received instructions given pursuant to this paragraph prior to 1:00 p.m., New York City time, a Designated Person will withdraw the necessary number of Certificated Notes from safekeeping and, in accordance with such instructions, a Designated Person shall:
           (a) Complete each Certificated Note as to the principal amount, issue and maturity date, which in no event shall be later than 270 days form the issue date;

           (b) If so directed, insert the name of the payee and strike-out the word "BEARER" on the Certificated Note;

          (c)  Authenticate each Certificated Note by countersigning the same;

          (d) Deliver each Certificated Note, at an address in the Borough of Manhattan in The City of New York, to the Company's dealer(the "dealer") of such Certicated Note or to the consignee thereof, as designated in such instructions, by 2:30 p.m., New York City time, against payment of the Purchase Price (as defined below) therefor as herein provided; and

                                       2

          (e)  Send a copy of each Certificated Note to the Company.

            Instructions   from  the  Company  for  the  countersignature   and
delivery by you of the Certificated Notes shall include the following information: with respect to each Certicated Note, its issued date, maturity date, principal amount (which will be in minimum denominations of
$100,000 and integral multiples of $1,000 in excess thereof), and amount of discount form the principal amount, the party to whom delivery of such Certificated Notes (the "Purchase Price") in collected funds, and if the Certicated Note is not to be issued in bearer form, the name of the payee and instructions to strike-out the word "BEARER" on the Certificated Note.
           Each delivery of Certificated Notes shall be subject to the rules of the New York Clearing House in effect at the time of delivery.
           You are hereby authorized to act with respect to the Guarantees upon written instructions received by you from any one of the Guarantor's authorized representatives ("authorized Guarantor Officers")(whose names shall be specified by delivery to you of appropriate certificates of designation and incumbency certificates) or from any employee of the Guarantor designated to give such instructions by writing executed by one of the Authorized Guarantor Officers (Designated Guarantor Individuals").
            The   maximum  aggregate  principal  amount  of  Notes  which   are
authenticated (and not canceled) by you at any one time pursuant to this Agreement shall in no event exceed U.S. $400,000,000. In no even shall Guarantees be affixed to Notes (or shall Notes be authenticated) if greater than U.S. $400,000,.000 aggregate principal amount (or such lesser aggregate principal amount as is notified by the Guarantor to you) of authenticated Notes (which are not canceled) would be outstanding at anyone time or if the Guarantor instructs you to no longer affix Guarantees to Notes. Notwithstanding any contrary instructions received from the Company or an Authorized Company Officer or Designated Company Individual, you
shall not complete, authenticate, issue or deliver any Notes, if the issuance of such Notes would cause the aggregate principal amount of
outstanding   Notes   at  any  one  time  to  exceed  the  authorized   maximum
aggregate  principal  amount  of  U.S. $400,000,000  (or  such  lesser  maximum aggregate  principal  amount as is notified by the  Guarantor  to  you)  or  if the Guarantor instructs you to cease affixing Guarantees to Notes. All notices and instructions from the Guarantor to you shall be in writing (which may be by telex or facsimile transmission) and will be signed by an Authorized Guarantor Officer or Designated Guarantor Individual.
           In connection with the issuance of Book-Entry Notes, (I) you have previously entered into a commercial paper certificate agreement (the "Certificate Agreement") with DTC and (ii) you and the Company have jointly executed a letter of representations (the "Representations Letter") with DTC. The Company understands and acknowledges that a the execution of the Certificate Agreement by you is a necessary prerequisite to the provision of book-entry services under this Agreement and as such, the Company agrees, (x) to be bound by the provisions of the Certificate Agreement and
(y) that the Certificate Agreement shall supplement the provisions of this Agreement and (y) that the Certicate Agreement shall supplement the provisions of this Agreement. A copy of the Certificate Agreement and the Representations Letter are attached hereto as Exhibit B and Exhibit C, respectively.
           On each date that the Company desires to issue a Book Entry Note, an Authorized Company Officer or Designated Company Individual shall provide you with issuance instructions (the "Issuance Instructions") specifying the issue date, maturity date, the principal amount, the amount of discount form the principal amount, and the payee and the payee's settlement bank which is a participant in the DTC book-entry commercial paper program. Each
                                       3

Book-Entry Note shall have a principal amount of not less than $100,000 and will mature no later than 270 days from the original issue date thereof. If you receive the Issuance Instructions prior to 2:00 p.m., New York City time, you will process, and if you receive the Issuance Instructions after 2:00 p.m., New York City time, you will use your best efforts to process, such Issuance Instructions on the date of receipt of such Issuance Instructions in accordance with and subject to (I) this Agreement, (ii) the procedures set forth in the DTC Commercial Paper Issuing/Paying Agent Manual (the "Manual"), (iii)the Rules of The Depository Trust Company, including, without limitation, the DTC Same-Day Funds Settlement System Rules (collectively, the "rules") and (iv) the terms and conditions of the Certificate Agreement. Unless otherwise instructed by an Authorized Company Officer or Designated Company Individual, each Book-Entry Note delivery under this Agreement shall be made against payment as more fully set forth in this Agreement. In the event of a conflict between the terms of this Agreements and the terms of the Manual, the Certificate Agreement or the Rules, the provisions of the Manual, the Certificate Agreement or the Rules shall control.

           No Note shall be delivered by you except against payment of the Purchase Price therefor as provided in this paragraph. A Certificated Note shall be deemed delivered against payment of the Purchase Price therefor if, at the time you deliver such Certicated Note to the Dealer or to the consignee thereof, you receive the receipt of the Dealer or the same day, you will actually receive the Purchase Price of such Certificated Note from the Purchase Price therefor upon credit to your account at DTC in accordance with the provisions of the Manual and the Rules.

           Should the delivery of Notes and the actual receipt by you of the Purchase Price therefor not be completed simultaneously, you shall incur no liability for the nonpayment of the Notes. In the event that you shall not receive payment of the Purchase Price of any Note at the times and in the manner specified above, you shall notify the Company and the Guarantor promptly of such nonpayment and cancel such Note and the Guarantee affixed thereto.

           All proceeds of the sale of Notes issued by you as issuing and paying agent hereunder shall be transferred by you promptly in immediately available U.S. Dollar funds to an account of the Company maintained at a bank in the continental United States of America or may be applied by you to satisfy the payment of Notes at maturity, in either case as shall be directed by an Authorized Company Officer or Designated Company Individual form time to time by written notice.

            You agree to provide the Company the means by which to electronically access daily settlement information including the maturity date of each Note and the aggregate principal amount of all Notes maturing on any date on which Notes mature. Information transmitted by you to the Company and by the Company to you by or through computer terminals or similar devices shall be considered to be in writing for all purposes of this Agreement. The Company will cause to be transferred to you by wire, prior to 1:00 p.m. on such maturity date, an amount of immediately available U.S. Dollar funds equal to the aggregate principal amount of all Notes outstanding under which there may be made a demand for payment on such maturity date in accordance with the terms thereof.

           In  the  event  that the Company fails to make such payment  to  you at  such  time,  you  shall  promptly demand such  payment  from  each  of  the
Company and the Guarantor, specifying the issue date, maturity date and principal amount of each such Note. The Guarantor will cause to be transferred to you by wire, on demand,
                                       4

an amount in immediately available U.S. Dollar funds equal to the lesser of the amount demanded by you and the amount then available form payment under the terms of the Guarantees.

           In the event that you shall receive payment under the Guarantees form the Guarantor, all amount received from the Guarantor shall be deposited into a non-interest bearing trust account (the "Trust Account") maintained by you for the benefit of the holders of the Notes. Moneys on deposit in the Trust Account shall be paid to the holders of the Notes in accordance with the terms of this Agreement. Neither the Company nor the Guarantor shall have any right to withdraw any moneys from the Trust Account' provided, however, that if all Notes shall have been paid in full, any amounts then remaining in the Trust Account shall be available for withdrawal by the Guarantor.
           You shall make payments of amounts received in accordance with the terms of the Agreement from the Company or the Guarantor to the holders of the Notes. You shall not have any obligation to make any payment on any Note unless you shall have received and collected payment in immediately available U.S. Dollar funds form or on behalf of the Company or the Guarantor in an amount which is sufficient to make such payment in full.
           Each Cerificated Note properly presented to you for payment on or after the maturity date thereof shall be deemed a request by the holder of such Certicated Note that you pay such funds to such holder. You shall pay the principal amount of the Certificated Note, provided that you shall have received from or on behalf of the Company, or the Guarantor immediately available U.S. Dollar funds in an amount which is sufficient to make such payment in full to the holder of such Certificated Note. Upon such payment, you will mark such Certificated Note "paid" and cancel such Certificated Note and the Guarantee affixed thereto. Within ten Business Days after such payment, you will send by mail to the Company each such canceled Certificated Note with such Canceled Guarantee.
           The Company hereby warrants and represents to you, which shall be a continuing warranty and representation, that (i) the Company's entering into this Agreement, and your appointment as issuing and paying agent by the Company, have been duly authorized by all necessary corporate action on the part of the Company, (ii) all Notes delivered to you pursuant to this Agreement, the Manual or the Rules are duly authorized, executed and delivered by it to you, and (iii) the foregoing will not violate, breach or contravene any law, rule, regulation, order, material contract or agreement binding upon the Company.
           The Guarantor hereby warrants and represents to you, which shall be a continuing warranty and representation, that (i) the Guarantor's entering into this Agreement has been duly authorized by all necessary corporate action on the part of the Guarantor, (ii) the Guarantees have been duly authorized, executed and delivered by the Guarantor, and (iii)
the foregoing will not violate, breach or contravene any lows, rule, regulation, order, material contract or agreement binding upon the Guarantor.
           The Company agrees that you shall not be responsible for (i) the validity, sufficiency or genuineness of any Note, (ii) the truth or accuracy of any statement contained in any Note, whether or not the same is in fact subsequently proven to be in any respect invalid, insufficient fraudulent or forged or any statement contained therein shall prove in fact to be untrue or inaccurate or (iii) the payment of the Purchase Price of any Note. You shall notincur any liability to the Company or to any person as a consequence of the inaccuracy of any information obtained by the Company from you, electronically or otherwise, unless the furnishing of such inaccurate information is directly attributable to your gross negligence or willful misconduct. The Company shall idemnify and hold you
                                       5

and your respective officers, directors, employees and agents harmless against and from all costs, expenses, losses, claims, damages and liabilities (including reasonable attorney's fees and expenses) directly or indirectly relating to, arising out of or in connection with, and you shall not be liable for, (i) any action taken, omitted or suffered in good faith in connection with this Agreement, and the Notes, including but not limited to the safekeeping, completion, authentication, delivery and payment of the Notes; (ii) compliance with any facsimile, telegraphic, telex, or written instructions reasonably believed by you to have been received from Authorized Company Officers or Designated Company Individuals or (iii) any reliance on any Note. In the case of a Note payable to bearer, you may treat the bearer of any such Note as the absolute owner of such note. You may accept Notes which appear on their face to be in order without responsibility for further investigation. The obligations of the Company hereunder shall survive the termination of this Agreement and the payment in full of all Notes.

           The Guarantor agrees that you shall not be responsible for (i) the validity, sufficiency or genuineness of any Guarantee or (ii) the truth or accuracy of any statement contained in any Guarantee, whether or not the same is in fact subsequently proven to be in any respect invalid, insufficient, fraudulent or forged or any statement contained therein shall prove in fact to be untrue or inaccurate. You shall not incur any liability to the Guarantor or to any other person as a consequence of the inaccuracy of any information obtained by the Guarantor from you, electronically or otherwise, unless the furnishing of such inaccurate information is directly attributable to your gross negligence or willful misconduct. The Guarantor shall indemnify and hold you and your respective officers, directors, employees and agents harmless against and from all costs, expenses, losses, claims, damages and liabilities (including reasonable attorney's fees and expenses) directly or indirectly relating to, arising out of or in connection with, and you shall not be liable for,
(i) any action taken, omitted or suffered in good faith in connection with this Agreement and the Guarantees, including but not limited to the safekeeping, completion, authentication, delivery and payment of the Guarantees, (ii) compliance with any facsimile, telegraphic, telex, or written instructions reasonably believed by you to have been received from Authorized Guarantor Officers or Designated Guarantor Individuals or (iii) any reliance on any Guarantee. In the case of a Note and Guarantee payable to bearer, you may treat the bearer of any such Note and Guarantee as the absolute owner of such Note and Guarantee. You may accept Notes and Guarantees which appear on their face to be in order without responsibility for further investigation. The obligations of the Guarantor hereunder shall survive the termination of this Agreement and the payment in full of all Notes and Guarantees.
           Your duties shall be limited to (i) completing the Certificated Notes, authenticating the Certificated Notes, delivering the Cerificated Notes with the Guarantee affixed thereto and sending a copy of the Certified Notes to the Company, (ii) transmitting to DTC the issuance of Book-Entry Notes, (iii) making payment for any Notes duly presented to you for payment, (iv) making demand for payment from the Company and the
Guarantor for such Notes, and (v) applying funds received by you, all in accordance with and subject to the terms and conditions of this Agreement and, with respect to Book-Entry Notes, the Manual and the Rules. You shall have no fiduciary or any other duties whatsoever to the holders of Notes, except for your obligations to pay amounts on deposit in the Trust Account
to  holders  of  the  Notes  as  set  forth  in  this  Agreement.   No  implied
covenants, warranties, dutiesor obligations shall be read into this Agreement against you.
           Without  limiting  your  rights, duties and obligations  under  this
Agreement, you may act through one or more agents when performing your duties and obligations under this Agreement.
                                       6

            No  failure  or  delay  on  your part in exercising  any  right  or remedy hereunder shall operate as a waiver thereof. Your rights and remedies hereunder are not exclusive of any rights or remedies provided by law or in any other agreement between you and the Company or you and the Guarantor.
           The fees for your services hereunder shall be as mutually agreed upon between the Company and you. The Company will pay your counsel's reasonable fees and expenses.
           This Agreement may be supplemented, modified or amended if such supplement, modification or amendment is in writing, signed by both parties hereto. No supplement, modification or amendment shall adversely affect the rights of holders of the theretofore issued Notes which are unpaid at the time.
           You may at any time resign by giving written notice to the Company and the Guarantor and the Guarantor of such intention, specifying the date on which your desired resignation shall become effective; provided, however, that such date shall not be less than the earlier of three months after receipt of such notice by the Company and the Guarantor or such time as a successor issuing and paying agent is appointed by the Company. You may be removed for any reason or for no reason at any time by the filing with you of an instrument in writing signed by the Company or the Guarantor (with a copy to the Guarantor or the Company, as the case may
be) and specifying such removal and the date when such removal is intended to become effective. Such removal shall take effect upon such date provided above.
            All   notices,   demands,  instructions  and  other  communications
required or permitted to be given to or made upon any party hereto shall be in writing and shall be personally delivered or sent by registered or certified mail (or registered or certified airmail if international), postage prepaid, return receipt requested, or by Federal Express or other courier, with confirmed delivery, or by prepaid telex, or by telecopier, and shall be deemed to be given for purposes of this Agreement on the day that such writing is delivered to or otherwise specified in a notice sent or delivered in accordance with the foregoing provisions, notices, demands, instructions and other communications shall be given to or made upon the respective parties hereto at their respective addresses (or to their respective telex or telecopier) indicated below:
          If to you:
          Sakura Trust Company
          350 Park Avenue
          New York, New York  10022 Telephone:     (212)  756-6650 Telex:
          255945 Answerback STC UR Telecopier:    (212)  756-6699

                                       7

                            If to the Company:

          The Southland Corporation Cityplace Center East
          2711 North Haskell Avenue Dallas, Texas  75204-2906
Attention:  Treasurer and Legal Department

          Telephone:     (214)  828-7011
                           Telex:       1561717
          Telecopier:    (214)  841-6571


                           If to the Guarantor:

          Ito-Yokado Co., Ltd.
          1-4, Shibakoen 4-Chome
          Minato-ku
          Tokyo 105
          Telephone:     81-3-3459-2100
          Telex:         23841
          Telecopier:    81-3-3459-6873

           If  any  day  on  which  any notice, demand,  instruction  or  other communication is given by any party hereto is not a day (a "Business Day") other that a Saturday, Sunday or other day on which banks in The City of New York and Tokyo are authorized to remain closed, such notice, demand, instruction or other communication shall be deemed to have been given on the Business Day next succeeding such day which is not a Business Day. You shall incur no liability to the Company or the Guarantor in acting hereunder upon instructions contemplated hereby which you believed in good faith to have been given by an Authorized Designated Guarantor Individual.

           This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that no party hereto may assign any of its rights or obligations hereunder except with the prior written consent of the other parties hereto.

This Agreement may be executed in any number of
counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute one and the same Agreement.

           This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. Each of the Company and the Guarantor agrees that all actions and proceedings relating directly or indirectly to this Agreement shall, at your option, be litigated in any of the New York State Supreme Court, New York County, the New York State Supreme Court Appellate

                                       8

Division, First Department, and the Federal District Court of the Southern District of New York, and that each such court is a convenient forum, and each service of process upon the Company at the Company's address appearing on your records, and services so made shall be deemed completed on the date of  certified  receipt. Service of process upon the Company may  also  be  sent by Federal Express or any other public or private form of express delivery service that can certify actual delivery, and in such event shall be deemed to have been given on the date of certified receipt. Each of you, the Company and the Guarantor waives any right to trial by jury in any action or proceeding relating directly or indirectly to this Agreement. Each of you, the Company and the Guarantor waives the right to assert in any action or proceeding relating directly or indirectly to this Agreement. Each of you, the Company and the Guarantor waives the right to assert in any action or proceeding relating directly or indirectly to this Agreement any offsets or counterclaims (other than counterclaims directly relating to this Agreement) which you the Company or the Guarantor, as the case may be, may have.

           if the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between you and us in accordance with its terms.
                              Very truly yours,
                              THE SOUTHLAND CORPORATION


                              By:  __________________________ Name:
                                   Title:
                              ITO-YOKADO CO., LTD.
                              By:  __________________________ Name:
                                   Title:

CONFIRMED AND ACCEPTED,
as of the date first above written

SAKURA TRUST COMPANY


By:/s/
     Name:  Norio Kato
     Title:  President


                                       9
                                                    EXHIBIT 10.(i)(8) - 2
THE SOUTHLAND CORPORATION
Note Number ______________________
            $________________


On ___________________________, for value received, The Southland Corporation

Promises To Pay To The Order Of
________________________________________________

The Sum of __________________________________________________________DOLLARS

Payable At
_____________________________________________________________________________
NOT VALID UNLESS COUNTERSIGNED BY

                                                    THE SOUTHLAND CORPORATION


New York, New York as    This Note is issued in     By:______________________
  Issuing Agent          New York, New York and
                        this Note shall be governed
                         by and construed in
                         accordance with the laws of the State of New York
                         without reference to the principles of conflict of
By:__________________    laws thereof.
   Countersignature                                 By:______________________

                                                    EXHIBIT 10.(i)(8) - 3
                            GUARANTEE
FOR VALUE RECEIVED Ito-Yokado Co., Ltd. (the "Guarantor"),hereby unconditionally and irrevocably guarantees payment of theface amount of the note (the "Note") of The Southland Corporation on the face hereof, when, where and as the same shall become due and payable without any requirement that the holder first proceed against The Southland Corporation.
       The Guarantor waives notice of acceptance of this Guarantee and notice of non-payment of the Note. The unconditional obligation of the Guarantor hereunder will not be affected, impaired or released by any extension of time for payment of the Note or by any other matter or thing whatsoever which would release a guarantor.
        The Guarantee shall be governed by and construed in accordance with the laws of the State of New York,without reference to the principles of conflict of laws thereof. The date of this Guarantee is the date of the Note.
        IN WITNESS WHEREOF, Ito-Yokado Co., Ltd. has caused this Guarantee to be executed by its President and Chief Executive Officer either manually or by facsimile signature.

                                   Ito-Yokado Co., Ltd.



                                   By:/s/
                                      --------------------------Masatoshi
                                               Ito
                                   President and Chief Executive Officer




                                          EXHIBIT 10.(i)(8) - 4

           INDEMNITY AND REIMBURSEMENT AGREEMENT



     This Indemnity and Reimbursement Agreement (the "Agreement") made as of this 17th day of August, 1992 by and between The Southland
Corporation, a corporation organized and existing under the laws of Texas (the "Company"), and Ito-Yokado Co., Ltd., a Japanese corporation organized and existing under the laws of Japan (the "Guarantor").

     WHEREAS, the Company intends from time to time to issue unsecured short-term promissory notes known as commercial paper notes (the "Notes") of the Company pursuant to a program (the "Commercial Paper Program") that includes a Commercial Paper Dealer Agreement dated as of even date herewith between Goldman Sachs Money Markets, L.P. ("GSMM LP") and Merrill Lynch Money Markets Inc. ("MLMMI") (each such firm a "Dealer" and together the "Dealers"), on the one hand, and the Company and the Guarantor, on the other hand (the "Dealer Agreement");

    WHEREAS, in accordance with the Commercial Paper Program, the Company has requested the Guarantor to, and the Guarantor is willing to, guarantee the payment obligations of the Company under the Notes (the "Obligations") pursuant to certain guarantees (the "Guarantees") to be endorsed on the Master Note and the Book-Entry Notes, as such terms are defined in the Issuing and Paying Agency Agreement dated as of even date herewith between the Company and the Guarantor, on the one hand, and the Sakura Trust Company, on the other hand (the "Issuing and Paying Agency Agreement");

     WHEREAS, the Guarantor is willing to execute the Guarantee pursuant to the terms and subject to the conditions hereof.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, it is hereby agreed as follows:

1. GUARANTEE.

    The Company hereby requests and the Guarantor, at the request of Company, agrees to execute the Guarantees as guarantor of the Obligations; provided, however, that the obligations of the

Guarantor thereunder shall not extend to any indebtedness of the Company in excess of U.S. $400,000,000, in the aggregate; that the Guarantor's obligation to provide any Guarantee shall expire and terminate three (3) years from the date hereof; and that such execution is subject to the additional terms and conditions contained herein.

2. INDEMNITY.

     (a) The Company shall reimburse any and all disbursements made by the Guarantor in connection with, and shall at all times indemnify and hold harmless the Guarantor from and against, all liability, loss and expense, including fees and expenses of counsel, that the Guarantor may incur
   (i) by reason of entering into, performing, making any payment pursuant to or being held liable under any Guarantee or otherwise in connection with any Guarantee or the Obligations, including without limitation any funding and other costs incurred by the Guarantor (in an amount determined by the Guarantor in its
   reasonable   judgment)   in  connection   with   performance   of    its
   payment   and   other obligations thereunder;
   (ii) in connection with any payment required to be made by the Guarantor in connection with a U.S. $60,000,000 committed line of credit extended by Sakura Bank, Limited, New York Branch ("Sakura Bank"), in favor of the Guarantor as support for the Notes (the "Backup Line of Credit") as evidenced by an agreement dated of even date herewith from Sakura Bank to the Guarantor (the "Backup Line Letter Agreement"), including without limitation any commitment fees thereunder, any interest or any drawdowns made thereunder, and any funding costs incurred by the Guarantor (in an amount determined by the Guarantor in its reasonable judgment) in connection with performance of its repayment and other obligations thereunder to the extent not paid directly by the Company pursuant to paragraph 7(b) below;
   (iii)   in   connection  with the Dealer  Agreement,  including  without limitation reimbursement for any joint or several liability of the Guarantor pursuant to section 11 thereof to the extent not paid directly by the Company pursuant to paragraph 7(b) below;
   (iv)   in  connection  with  the  Issuing  and  Paying  Agency Agreement to the extent not paid directly by the Company pursuant to paragraph 7(b) below;
   (v) otherwise in connection with the Commercial Paper Program to the extent not paid directly by the Company pursuant to paragraph 7(b) below; or
   (vi) in defending or prosecuting any suit, action or other proceeding brought in connection with any of the foregoing, or in obtaining or attempting to obtain a release from liability in respect thereof to the extent not paid directly by the Company pursuant to paragraph 7(b) below.

    The Company covenants that it will reimburse the Guarantor for, or pay over to the Guarantor, all sums of money which the Guarantor shall pay or become liable to pay by reason of any of the foregoing (collectively the "Indemnified Losses" and each an "Indemnified Loss"), and will make such payments to the Guarantor as soon as the Guarantor shall become liable therefor, whether or not the Guarantor shall have paid out such sums or any part thereof and whether or not any request, demand or notice to the Company shall have been made with respect to the payment of such sum, all of which are hereby expressly waived. The indemnity provisions hereof shall survive any termination, cancellation or expiration of this Agreement. Notwithstanding the foregoing, the Guarantor hereby acknowledges and agrees that the indemnity obligations set forth in this paragraph 2(a) are subject to the provisions of the Credit Agreement dated as of November 5, 1987, as amended and restated through the 21st Amendment to the Credit Agreement (the "Credit Agreement"), between the Company and the financial institutions named therein (the "Banks"), pursuant to which the Company has agreed with the Banks that any such indemnity obligations shall not be required or permitted to be paid to the Guarantor until one year after the payment in full to the Banks of the term loans and revolving credit loans under the Credit Agreement, except principal payments under (i) above to the extent that the amount of Notes outstanding exceeds U.S. $375,000,000.

    (b) If any event shall have occurred or if any action shall have been taken which will or may discharge or exonerate or in any manner whatsoever affect the Obligations of the Company,including, without limitation, the payment of any obligation under the Notes, or any obligation of the Company under the Dealer Agreement, the Company shall forthwith give notice to the Guarantor specifying such event, act or thing in reasonable detail.

3. COMPROMISES.

     The Guarantor shall have the right in its sole discretion to adjust, settle or compromise any claim, suit or judgment in respect of any Indemnified Loss, after notice to the Company, unless the Company desires to litigate such claim, defend such suit or appeal such judgment and simultaneously therewith deposits with the Guarantor collateral security sufficient to pay any judgment rendered, with interest, costs and expenses; and the right of the Guarantor to indemnification under this Agreement shall extend to any money paid by the Guarantor in settlement or compromise of any such claims, suits and judgments in good faith, after notice to the Company.

4. LEGAL ACTIONS.

    If any suit, action or other proceeding is brought by or against a creditor, or any assignee of a creditor, of the Company in
connection  with  any  Obligation   guaranteed   by   the  Guarantor,   the
Guarantor shall have the right, at the expense of the Company, to participate in or, at its election, assume the defense or prosecution of such suit, action or proceeding, and in the latter event the Company may employ counsel and participate therein at no cost or expense to the Guarantor.If any suit, action or other proceeding is brought by the Guarantor against the Company for breach of its covenant of indemnity herein contained, separate suits may be brought as causes of action accrue without prejudice or bar to the bringing of subsequent suits on any other cause or causes of action, whether theretofore or thereafter accruing.
5. LIABILITY BETWEEN PARTIES.
As between the Company and the Guarantor, the former shall be primarily liable for the payment of all of the Obligations guaranteed by the Guarantor, and nothing contained in this agreement shall be construed to waive, abridge or diminish any right or remedy which the Guarantor might otherwise have against the Company.

6. EVIDENCE OF LIABILITY.

In the event of payment by the Guarantor of any sums of money by reason of the Guarantee or in connection with any Indemnified Loss or any reimbursement pursuant to section 7(b) hereof, the vouchers or other evidence showing such payment shall be prima facie evidence against the Company of the fact and amount of the liability of the Company to the Guarantor hereunder.

7. FEES, CHARGES AND REIMBURSEMENT.

      (a)    The   Company   shall  pay  annually  in   arrears   on   each
anniversary date hereof to the Guarantor a guarantee fee (accruing on a daily basis) at the rate of ONE HALF OF ONE PER CENTUM PER ANNUM (0.5% p.a.) on the amount daily outstanding of the face value of the Notes guaranteed by the Guarantor. The guarantee fee shall be computed on the basis of a year of three hundred and sixty (360) days and for the actual number of days elapsed. The guarantee fee shall be paid in arrears in the currency in which the Obligations are paid. The rate of the guarantee fee accruing after each successive anniversary date hereof may be varied if agreed by the parties hereto.

     (b) The Company shall pay all of the costs and expenses related to the issuance of the Notes, including any costs for which the Company and the Guarantor are jointly liable, including, but not limited to, amounts owing under the Dealer Agreement and the Issuing and Paying Agency Agreement, printing fees, legal fees and expenses of Shearman & Sterling, fees and expenses of any rating agencies and Depository Trust Company and fees and expenses (including commitment fees) of Sakura Bank under the Backup Line Letter Agreement. The Company will also reimburse the Guarantor on demand for all actual expenses (including fees and expenses of counsel) reasonably incurred by the Guarantor and not paid directly by the Company pursuant to the preceding sentence in connection with negotiation with the Company; preparation, execution, issuance, delivery, implementation and performance of this Agreement, the Notes, the Guarantees, the Dealer Agreement, the Issuing and Paying Agency Agreement, the Backup Line Letter Agreement and any other documents or instruments contemplated in connection herewith or therewith; and the investigation, preservation, exercise and enforcement of any of its rights or remedies hereunder or thereunder.

8. PAYMENT.

     Except as the context otherwise requires or as otherwise expressly provided herein, all payments to be made by the Company hereunder shall be made to the Guarantor in such currency or currencies in which the Guarantor shall have made or will make payments under or in connection with any Guarantee, the Issuing and Paying Agency Agreement, the Dealer Agreement, the Backup Line of Credit, the Backup Line Letter Agreement or this Agreement to the account of the Guarantor, and about which the Guarantor shall have notified the Company. All sums payable by the Company hereunder shall be paid in full without set-off or counterclaim and without deduction for any taxes, deductions, withholdings or charges of any nature now or hereafter imposed by any taxing or other authority whatsoever. If the Company shall at any time be compelled by law to withhold or deduct such taxes, deductions, withholdings or charges from any amounts payable to the Guarantor, the Company shall pay such additional amount as shall be necessary to ensure that the Guarantor (after payment of all such taxes, deductions, withholdings and charges) receives a net amount equal to the full amount which the Guarantor would have received had payment of any sums due and payable hereunder not been subject to such taxes, deductions, withholdings or charges. The Company shall promptly send to the Guarantor such documentary evidence with respect to such payments as may be required from time to time by the Guarantor.
9. FORBEARANCE OF NOTE ISSUANCE.
     In   the  event  that  the Guarantor in its  sole  discretion requests
the  Company  to  no  longer  issue Notes or  to   no   longer  affix   the
Guarantor's endorsement to the Notes, the Company shall immediately comply with such request until such time as the Guarantor may inform the Company that it may resume such issuance or affixing. The Company shall not issue any Notes, and shall cause Sakura Trust Company and any other issuing agents not to complete, authenticate, issue or deliver any Notes, including any Certificated Notes (as such term is defined in the Issuing and Paying Agency Agreement), or process any Issuance Instructions with respect to any Book-Entry Notes (as such terms are defined in the Issuing and Paying Agency Agreement), and shall not sell any Notes to any Dealer, if the issuance of such Notes (including such Certificated Notes or Book-Entry Notes, as the case may
be) would cause the aggregate principal amount of Notes then outstanding to exceed the amount of U.S. $400,000,000 less the amount of liability of the Company then owed to the Guarantor under this Agreement.
10.     RESORT TO BACKUP LINE OF CREDIT.
     The Company acknowledges that it understands that the Guarantor intends that the Backup Line of Credit is to be utilized solely as a source of funding of final resort. Accordingly, the Company shall not request resort to the Backup Line of Credit unless and until, in its reasonable judgment exercised in good faith, the Company has used its best efforts to secure funding in the marketplace to repay outstanding Obligations, including efforts to issue additional commercial paper to repay such Obligations, and such efforts have not succeeded to secure all necessary funding.

11.     BENEFIT.
     This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective legal representatives and successors. Each party hereto may assign or delegate any of its rights or obligations hereunder only with the prior written consent of the other party.

12.     MISCELLANEOUS.

     (a) This Agreement constitutes a continuous undertaking of the Company valid and in force and effect in respect of all its obligations hereunder until the later of (i) payment in full by the Company of all of the Obligations or (ii) full and complete discharge and satisfaction of all of the Company's obligations hereunder.

    (b) This Agreement shall be governed by and construed in accordance with the laws of Japan. Each party agrees that any legal action or proceeding with respect to this Agreement may be brought in the Tokyo District Court and hereby accepts and consents to the non-exclusive jurisdiction of such Court.

      (c) All notices, demands, instructions and other communications required or permitted to be given to or made upon any party hereto shall be in writing and shall be personally delivered or sent by registered or certified air mail, postage prepaid, return receipt requested, or by Federal Express or other courier, with confirmed delivery, or by prepaid telex, or by telecopier, and shall be deemed to be given for purposes of this Agreement on the day that such writing is delivered to or received by the intended recipient thereof in accordance with the provisions hereof. Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provision, notices, demands, instructions and other communications shall be given to or made upon the respective parties hereto at their respective addresses (or to their respective telex or telecopier) indicated below:

   If to the Company:

   The Southland Corporation
   Cityplace Center East
   2711 North Haskell Avenue
   Dallas, Texas  75204-2906
Attention: Treasurer and Legal Department

   Telephone:  (214)828-7327
   Telex:      240859
   Telecopier: (214)828-6571

   If to the Guarantor:
   Ito-Yokado Co., Ltd.
   1-4, Shibakoen 4 chome
   Minatoku, Tokyo 105

   Telephone:  03-459-2111
   Telex:      23841
   Telecopier: 03-434-8375

      (d) The headings and captions herein are inserted for convenience only and shall not affect the interpretation of this Agreement.
      (e) This Agreement may be executed in any number of counterparts, each of which shall be an original, and all of which taken together shall constitute a single instrument. This Agreement constitutes the entire agreement and understanding between the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.
     In witness whereof the parties have caused this agreement to be executed by their duly authorized representatives as of the date first above written.
                            THE SOUTHLAND CORPORATION
                            ----------------------
                            By:  John H. Rodgers
                            Title:  Sr. Vice President


                            ITO-YOKADO CO., LTD.

                            ------------------
                            By:
                            Title:


                             -7-
                                                  EXHIBIT 10.(i)(8) - 5
                        ITO-YOKADO CO., LTD.
                       1-4, SHIBAKOEN 4 CHOME MINATOKU, TOKYO 105




                          December 16, 1994


The Southland Corporation
Cityplace Center East
2711 North Haskell Avenue
Dallas, TX  75204-2906

Re:     INDEMNITY AND REIMBURSEMENT AGREEMENT

Gentlemen:

Reference is made to the Indemnity and Reimbursement Agreement between Ito-Yokado Co., Ltd. and The Southland Corporation dated as of August 17, 1992 (the "Agreement").

We  have  agreed that paragraph 2(a) of the Agreement is  hereby amended
by  deleting  the  last  sentence thereof and  replacing   it  with  the
following sentence:

   "Notwithstanding the foregoing, the Guarantor, hereby acknowledgesand agrees that the indemnity or reimbursement obligations set forth in this paragraph 2(a) are subject to the provisions of the Credit Agreement dated as of July 31, 1987, as amended and restated as of November 5, 1987, as further amended and restated as of February 17, 1993, as further amended and restated as of December 16, 1994 (as so amended and restated and as further amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Company, the financial institutions from time to time party thereto at Senior Lenders and Issuing Banks, Citicorp North America, Inc., as Administrative Agent for the Senior Lenders and the Issuing Banks and The Sakura Bank, Limited, New York Branch, as Co-Agent (such Senior Lenders, Issuing Banks, Administrative Agent and Co-Agent
   being referred to herein as the "Banks"), pursuant to which the Company has agreed with the Banks that any such indemnity or reimbursement obligations shall not be required or permitted to be paid to the Guarantor other than (x) payments after the date which is one year after payment in full in cash of the "Obligations" and termination of the "Commitments" (in each case as such terms are defined in the Credit Agreement) and (y) so long as there does not exist an "Event of Default" or "Potential Event of Default" and the "Revolving Loan Subfacility" (in each case as such terms are defined in the Credit Agreement) does not then equal zero, principal payments under clause (i) above made solely with proceeds of subsequent issuances of Notes by the Company."


The Southland Corporation
December 16, 1994
Page 2



If the foregoing is in accordance with your understanding of our Agreement, please sign and return to us a counterpart hereof.

                            Very truly yours,
                            ITO-YOKADO CO., LTD.


                           By:____________________________________

                           Name:__________________________________

                           Title:_________________________________



CONFIRMED & ACCEPTED
as of the date first
above written

THE SOUTHLAND CORPORATION


By:___________________________________
Name:_________________________________
Title:________________________________



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